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Exhibit 77Q3

Registrant: American Century Asset Allocation Portfolios

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 72DD,
72EE, 73A, 73B, 74U and 77V.  The complete answers are as follows:

For period ending  07/31/2008
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                  5,029
          Institutional Class               526

         2. Dividends for a second class of open-end company shares

         Advisor Class                  487
         R Class                        121


73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class            $0.4092
          Institutional Class       $0.4339
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.3783
          R Class                   $0.3474

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                   583
          Institutional Class               57
         2. Dividends for a second class of open-end company shares

         Advisor Class                      61
         R Class                            16

73.     Capital gains per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0474
          Institutional Class       $0.0474
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0474
          R Class                   $0.0474

74U.     1. Number of shares outstanding  (000's)
         Investor Class              14,210
         Institutional Class          1,565

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                2,144
         R Class                        367

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.39
         Institutional Class        $11.41
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $11.37
         R Class                    $11.36


For period ending  07/31/2008
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class               6,068
          Institutional Class          1,379
         2. Dividends for a second class of open-end company shares

         Advisor Class                   460
         R Class                          46


73.     Distributions per share for which record date passed during the period:
A)       1. Dividends from net investment income
          Investor Class            $0.3984
          Institutional Class       $0.4241
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.3663
          R Class                   $0.3343

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                   763
          Institutional Class              163
         2. Dividends for a second class of open-end company shares

         Advisor Class                      63
         R Class                             7


73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0501
          Institutional Class       $0.0501
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0501
          R Class                   $0.0501

74U.     1. Number of shares outstanding  (000's)
         Investor Class                    18,494
         Institutional Class                3,832
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class               2,417
         R Class                        237


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $11.63
         Institutional Class        $11.64
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)


         Advisor Class              $11.61
         R Class                    $11.60

For period ending  07/31/2008
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                3,073
          Institutional Class             715
         2. Dividends for a second class of open-end company shares

         Advisor Class                    353
         R Class                           46

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                    399
          Institutional Class                87

         2. Dividends for a second class of open-end company shares

         Advisor Class                       50
         R Class                              7


73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.4038
          Institutional Class       $0.4311
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.3697
          R Class                   $0.3356


73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0524
          Institutional Class       $0.0524
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0524
          R Class                   $0.0524


74U.     1. Number of shares outstanding (000's)
         Investor Class                  10,643
         Institutional Class              1,990

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                  1,584
         R Class                          180


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.10
         Institutional Class        $12.12
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $12.09
         R Class                    $12.07

For period ending  07/31/2008
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    1,731
          Institutional Class                 914
         2. Dividends for a second class of open-end company shares

         Advisor Class                         271
         R Class                                25

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                       215
          Institutional Class                  106

         2. Dividends for a second class of open-end company shares

         Advisor Class                          37
         R Class                                 4


73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.4071
          Institutional Class       $0.4350
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.3722
          R Class                   $0.3373


73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0506
          Institutional Class       $0.0506
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0506
          R Class                   $0.0506


74U.     1. Number of shares outstanding (000's)
         Investor Class                  5,936
         Institutional Class             2,534

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                    934
         R Class                          115


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $12.24
         Institutional Class        $12.25
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $12.22
         R Class                    $12.21


For period ending  07/31/2008
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    1,807
          Institutional Class                 358
         2. Dividends for a second class of open-end company shares

         Advisor Class                     251
         R Class                             5

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                       101
          Institutional Class                   18

         2. Dividends for a second class of open-end company shares

         Advisor Class                      13
         R Class                             -


73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.4182
          Institutional Class       $0.4408
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.3902
          R Class                   $0.3619


73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0237
          Institutional Class       $0.0237
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0237
          R Class                   $0.0237


74U.     1. Number of shares outstanding (000's)
         Investor Class                  4,641
         Institutional Class              915

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                    779
         R Class                           33


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $10.64
         Institutional Class        $10.64
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $10.64
         R Class                    $10.63


For period ending  07/31/2008
Series Number:  11



74U.     1. Number of shares outstanding (000's)
         Investor Class                    113
         Institutional Class                  2

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                       1
         R Class                             1


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $9.49
         Institutional Class        $9.50
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $9.49
         R Class                    $9.49

For period ending  07/31/2008
Series Number:  12


74U.     1. Number of shares outstanding (000's)
         Investor Class                       67
         Institutional Class                  1

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                       1
         R Class                             1


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $9.39
         Institutional Class        $9.40
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $9.39
         R Class                    $9.39

For period ending  07/31/2008
Series Number:  13


74U.     1. Number of shares outstanding (000's)
         Investor Class                       89
         Institutional Class                  1

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                       1
         R Class                             1


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $9.29
         Institutional Class        $9.29
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $9.29
         R Class                    $9.28

or period ending  07/31/2008
Series Number:  14


74U.     1. Number of shares outstanding (000's)
         Investor Class                       50
         Institutional Class                  1

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                       1
         R Class                             1


77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $9.23
         Institutional Class        $9.23
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $9.23
         R Class                    $9.22




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